                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                     HORIZON FINANCIAL SERVICES CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

             [ON HORIZON FINANCIAL SERVICES CORPORATION LETTERHEAD]




                                                              September 26, 1997



Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Horizon Financial Services Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The meeting will be held at 3:00 p.m. local time, on October 23, 1997 at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the Meeting. We have also enclosed a copy of Horizon Financial Services Corporation's fiscal 1997 Annual Report to Stockholders. At the Meeting we will report on the Company's operation and outlook for the year ahead.

We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Your Board of Directors and management are committed to the continued success of Horizon Financial Services Corporation and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,



Robert W. DeCook
Chairman of the Board,
President and Chief Executive Officer

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (515) 673-8328

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 23, 1997


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Horizon Financial Services Corporation (the "Company") will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, at 3:00 p.m. local time, on October 23, 1997.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of two directors of the Company;

         2. The ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending June 30, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 12, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting.

                                       By Order of the Board of Directors





                                       Robert W. DeCook
                                       Chairman of the Board, President and
                                       Chief Executive Officer


Oskaloosa, Iowa
September 26, 1997


--------------------------------------------------------------------------------

    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (515) 673-8328


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 23, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Horizon Financial Services Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, on October 23, 1997, at 3:00 p.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 26, 1997. Certain of the information provided herein relates to Horizon Federal Savings Bank ("Horizon Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and a proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's auditors for the fiscal year ending June 30, 1998.

Proxies and Proxy Solicitation

         If a shareholder properly executes the enclosed proxy distributed by the Company, the proxies named will vote the shares represented by that proxy at the Meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the shareholder's instructions. If no specific direction is given, the proxies will vote the shares "FOR" the election of management's nominees for directors of the Company and "FOR" the appointment of KPMG Peat Marwick LLP as auditors for the fiscal year ending June 30, 1998. If other matters are presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies.

         Any proxy given pursuant to this solicitation or otherwise may be revoked by the shareholder giving it at any time before it is voted by delivering to the Secretary of the Company at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Voting Rights; Vote Required

         Shareholders of record as of the close of business on September 12, 1997 (the "Voting Record Date"), will be entitled to one vote on each matter presented for a vote at the Meeting for each share of Common Stock then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of the appointment of KPMG Peat Marwick LLP as auditors for the year ending June 30, 1998 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter.

         With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to ratify KPMG Peat Marwick as the Company's auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors or ratification of auditors. Brokers who do not receive instructions are entitled to vote on the election of directors and the ratification of the Company's auditors.

Voting Securities and Principal Holders Thereof

         As of the Voting Record Date, the Company had 425,540 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and
(ii) all directors and officers as a group. See "Proposal I - Election of Directors" for information regarding share ownership of the Corporation's directors.

                                                                                   Shares
                                                                                Beneficially       Percent
                             Beneficial Owner                                      Owned           of Class
-----------------------------------------------------------------------         ------------       --------
Horizon Financial Services Corporation Employee Stock Ownership Plan(1)            39,724            9.33%
301 First Avenue East
Oskaloosa, Iowa  52577

Robert W. DeCook(2)                                                                39,726            9.08%
301 First Avenue East
Oskaloosa, Iowa  52577

Gary L. Rozenboom(3)                                                               23,131            5.41%
301 First Avenue East
Oskaloosa, Iowa  52577

Thomas L. Gillespie (4)                                                            22,926            5.31%
301 First Avenue East
Oskaloosa, Iowa 52577

Directors and executive officers of the Company and the Bank as a group           111,974           24.69%
(7 persons)(5)
-----------------------

(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 21,688 shares of which were allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(2) Mr. DeCook has reported sole voting and investment power with respect to the shares of Common Stock beneficially owned by him. Included in the Common Stock beneficially owned by Mr. DeCook are options to purchase 12,144 shares of Common Stock.

(3) Mr. Rozenboom has reported sole voting and investment power with respect to 2,631 shares of Common Stock and shared power with respect to 20,500 shares of Common Stock beneficially owned by him. Included in the Common Stock beneficially owned by Mr. Rozenboom are options to purchase 2,024 shares of Common Stock.

(4) Mr. Gillespie has reported sole voting and investment power with respect to 10,204 shares of Common Stock and shared power with respect to 12,722 shares of Common Stock beneficially owned by him. Included in the shares of Common Stock beneficially owned by Mr. Gillespie are options to purchase 6,072 shares of Common Stock.

(5) Includes shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the Shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group are options to purchase 28,067 shares of Common Stock.

I.  ELECTION OF DIRECTORS

General

         The Company's Board of Directors is currently composed of five members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified. The directors are divided into three classes, with approximately one-third of the directors elected annually.

         The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "For" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                          Shares of
                                                                                        Common Stock
                                        Position(s) Held in     Director   Term to      Beneficially   Percent
       Name                Age(1)         the Company           Since(2)    Expire        Owned(3)     of Class
-------------------        ------       --------------------    --------   -------      ------------   --------
                                                     NOMINEES
Thomas L. Gillespie         47      Director and Vice President    1992      2000         22,926(4)      5.31%

Norman P. Zimmerman         64      Director                       1976      2000         12,631(5)      2.95%

                                          DIRECTORS CONTINUING IN OFFICE

Robert W. DeCook            55      Chairman of the  Board,        1973      1999         39,726         9.08%
                                    President and Chief
                                    Executive Officer

Dwight L. Groves            58      Director                       1995      1998          1,211          .28%

Gary L. Rozenboom           57      Director                       1982      1998         23,131(6)      5.41%

----------------------------------
(1) At June 30, 1997.

(2) Includes service as a director of the Bank.

(3) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock as follows:
    Mr. Gillespie - 6,072 shares; Mr. Zimmerman - 2,024 shares; Mr. DeCook - 12,144 shares; Mr. Groves - 516 shares and Mr. Rozenboom - 2,024 shares.

(4) Includes 12,722 shares as to which Mr. Gillespie has reported shared ownership.

(5) Includes 10,000 shares as to which Mr. Zimmerman has reported shared ownership.

(6) Includes 20,500 shares as to which Mr. Rozenboom has reported shared ownership.

         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

          Thomas L. Gillespie - Mr. Gillespie joined the Bank as a loan officer in 1976 and was appointed Vice President - Residential Lending and Collections in 1978. Mr. Gillespie graduated from the Savings and Loan Academy of Iowa in 1980 and in 1972 received his B.A. degree in Physical Education with a minor in Science from Simpson College.

          Norman P. Zimmerman - Dr. Zimmerman practiced Dentistry in Oskaloosa for 32 years prior to his retirement in the summer of 1992. Dr. Zimmerman has been very active in church and community affairs in Oskaloosa. He is currently serving as the mayor of the City of Oskaloosa, Iowa.

          Robert W. DeCook - Mr. DeCook is the President and Chief Executive Officer of the Company, the Bank and the Bank's subsidiary, Horizon Investment Services, Inc. Mr. DeCook is a member of the Bar in the State of Iowa and practiced law for three years in Oskaloosa, Iowa before joining Horizon Federal as a loan officer in 1972 and thereafter being appointed President and Chief Executive Officer in 1976. Mr. DeCook is currently serving as Chairman of the Board of Iowa Title Guarantee, the State title insurance agency. Mr. DeCook has been the Chairman and a member of the Board of Directors of the Iowa League of Savings Institutions and Chairman of the Legislative Committee of the Iowa League of Savings Institutions. Mr. DeCook received his B.A. degree in Philosophy from Grinnell College in 1964 and his Juris Doctorate from the University of Iowa in 1967.

          Dwight L. Groves - Mr. Groves is currently engaged in the business of property management primarily in the Oskaloosa, Iowa area. Prior to his involvement in property management, Mr. Groves spent twenty years in the restaurant business as an owner/operator.

          Gary L. Rozenboom - Mr. Rozenboom has owned and operated a hardwood floor finishing business in Oskaloosa, Iowa since 1972. He has worked at the business since 1951. Mr. Rozenboom has been active in community affairs including serving a term on the Oskaloosa City Counsel.

Meetings and Committees of the Board of Directors

          Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

          The Board of Directors of the Company has standing Audit, Compensation and Nominating Committees. The Company does not have a standing executive committee.

          The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors Zimmerman, Rozenboom, Groves, Gillespie and DeCook. This Committee met once during fiscal 1997.

          The Compensation Committee is currently composed of Directors Zimmerman and Groves. This Committee is responsible for administering the Company's 1993 Stock Option and Incentive Plan and Recognition and Retention Plan. This Committee met twice during the fiscal 1997.

          The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting.

          Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 12 times during fiscal 1997. During fiscal 1997, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

          The Bank has Loan, Salary, Investment, Asset/Liability Management, Technology and Audit committees. The Bank does not have a standing Executive Committee.

          The Loan Committee meets weekly, or more frequently as needed, to review and evaluate loans and approve loans and loan commitments, subject to Board approval over certain dollar amounts. This committee is comprised of three individuals who rotate on and off the committee and who are selected from among several officers of the Bank and most of the members of the Board of Directors. One outside director of the Bank is always required to be one of the three members of the Loan Committee. The Loan Committee held approximately 52 meetings during fiscal 1997.

          The Salary Committee establishes compensation for the officers and employees of the Bank. The current members of this committee are Directors Zimmerman and Groves and President DeCook. The Salary Committee met two times during fiscal 1997.

          The Investment Committee meets monthly, or more frequently as necessary, and is responsible for approving investment strategy, implementing investment policy and monitoring of investment performance of the Bank. The committee also considers investment recommendations and determines actions to be taken thereon. The current members of this committee are Director Zimmerman, President DeCook and Officers Sharon McCrea, Kent Frankenfeld and Sandra Boender. The Investment Committee held 16 meetings during the fiscal 1997.

          The Asset/Liability Management Committee meets monthly, or more frequently as necessary, and is responsible for managing and setting the Bank's policy, with respect to the Bank's interest rate risk and setting the interest rates paid by the Bank. The Asset/Liability Management Committee is comprised of Director Zimmerman, President DeCook and Officers McCrea, Frankenfeld and Boender. This committee held 16 meetings during the fiscal 1997.

          The Technology Committee meets monthly, or more frequently as necessary, and is responsible for reviewing and updating the Company's and the Bank's existing technology, and for recommending new technology to keep the Company and the Bank competitive in the financial services industry. The Technology Committee is comprised of Director DeCook, Officers Boender, Sheryl Dickey, Carol Hoksbergan and Sandra Fall, and employee Vicki Hladik. This committee held 12 meetings during the fiscal 1997.

          All of the outside directors of the Bank constitute the Bank's Audit Committee, which selects the Bank's independent accountants and meets with these accountants to discuss the scope and results of the annual audit. This committee met once during fiscal 1997.

Director Compensation

          Cash Compensation. The Company's directors do not receive a fee for serving on the Company's Board of Directors or any of its committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. All of the Bank's non-employee directors are paid a fee of $400 for each regular and special meeting attended and receive no additional compensation for service on any committees. Board members who are employees of the Bank receive no fee for their service on the Board or any committees.

Executive Compensation

          The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

          The following table sets forth information regarding compensation paid by the Bank to its Chief Executive Officer for services rendered during fiscal 1997. No executive officer made in excess of $100,000 (salary plus bonus) during fiscal 1997.

-------------------------------------------------------------------------------------------------------------------
                                                  Summary Compensation Table
-------------------------------------------------------------------------------------------------------------------
                                                                                     Long Term
                                                Annual Compensation              Compensation Awards
                                                             Other Annual   Restricted                 All Other
 Name and Principal Position     Fiscal   Salary     Bonus   Compensation     Stock       Options     Compensation
                                  Year      ($)       ($)       ($)(1)        Award($)      (#)           ($)
Robert W. DeCook, President       1997    $75,500   $2,228       ---           ---          ---         $15,878(4)
 and Chief  Executive Officer     1996     72,500    2,175       ---           ---          ---          12,397
                                  1995     72,000    2,868       ---         $55,660(2)   15,180(3)      11,994
-----------------------------    ------   -------   -------  ------------  ------------   ---------   -------------

(1) Mr. DeCook did not receive any additional benefits or perquisites which, in the aggregate, exceeded the lesser of 10% of his salary and bonus, or $50,000.

(2) Represents the dollar value of the 5,060 shares of restricted Common Stock granted to Mr. DeCook under the RRP, based on the $11.00 closing price per share of the Common Stock on October 27, 1994, the date of grant. Any dividends paid on Common Stock granted pursuant to the RRP are held in a restricted interest-bearing account until such shares are no longer subject to restriction. Based on the $19.25 closing price per share of the Common Stock on June 30, 1997, the 5,060 shares granted to Mr. DeCook had an aggregate market value of $97,405.

(3) Represents options granted to Mr. DeCook to purchase 15,180 shares of Common Stock, at an exercise price of $11.00 per share, the "Market Value (as defined in the Stock Option Plan) of the Common Stock on the date of the grant. As of June 30, 1997, 60 percent of these options were vested, with the remaining 40 percent scheduled to vest in two equal annual installments on October 27, 1997 and 1998, subject to Mr.
     DeCook's "Continuous Service" as defined in the Stock Option Plan.

(4) Represents the Bank's ESOP contribution of $15,686 and life insurance premiums of $192 paid by the Company on behalf of Mr. DeCook.


     The following table provides information as to the value of the options held by the Company's Chief Executive Officer on June 30, 1997, none of which have been exercised. No stock options or stock appreciation rights were granted by the Company during fiscal 1997.

     AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------
                                                                                             Value of
                                                              Number of                     Unexercised
                                                             Unexercised                   In-the-Money
                                                              Options at                    Options at
                                                            FY-End (#)(1)                  FY-End ($)(2)
                                                      ----------------------------------------------------------
                          Shares
                        Acquired on       Value
                          Exercise       Realized     Exercisable   Unexercisable   Exercisable    Unexercisable
      Name                  (#)            ($)           (#)            (#)            ($)             ($)
Robert W. DeCook            ---            ---          9,108          6,072         $75,141         $50,094
====================    ============    ==========    ===========   =============   ===========    =============

(1) Represents an option to purchase shares of Common Stock. The unexercisable options will vest in two equal annual installments on October 27, 1997 and 1998.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $19.25 per share of the Common Stock as reported on The Nasdaq SmallCap Market on June 30, 1997.

Employment Agreement

          The Bank has an employment agreement with Robert W. DeCook for a three year term. The employment agreement provides for an annual base salary as determined by the Board of Directors, but in no event less than Mr. DeCook's current salary, which is $76,700. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for an extension for one additional year upon review and authorization by the Board of Directors of the Bank at the end of each year. For the year ended June 30, 1997, the Bank's Board of Directors reviewed and authorized the extension of Mr. DeCook's employment agreement for an additional year.

          The agreement provides for termination upon the employee's death, for cause or upon certain events specified by OTS regulations. The employment agreement is terminable by Mr. DeCook upon 90 days' notice to the Bank. The employment agreement further provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment, however, is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of the Corporation's common stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

          Based on his current salary, if Mr. DeCook was terminated as of July 1, 1997, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $220,000. The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

Certain Transactions

          The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. All loans from the Bank to its directors, executive officers or their affiliates are approved or ratified by a majority of the independent and disinterested members of the Bank's Board of Directors.


                II -- RATIFICATION OF THE APPOINTMENT OF AUDITORS

          The Board of Directors has renewed the Company's arrangement for KPMG Peat Marwick LLP to be its auditors for the 1998 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

                              STOCKHOLDER PROPOSALS

          In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 301 First Avenue East, Oskaloosa, Iowa 52577, no later than May 29, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

          The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY

                     HORIZON FINANCIAL SERVICES CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 23, 1997

          The undersigned hereby appoints the Board of Directors of Horizon Financial Services Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on October 23, 1997 at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, at 3:00 P.M. local time, and at any and all adjournments thereof, as follows:

                                                               FOR    WITHHELD
                                                              -----   --------
         I.    The election of Thomas L. Gillespie and
               Norman P. Zimmerman as directors for            ___      ___
               a term to expire in 2000.                      |___|    |___|

         Instructions: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for an individual nominee mark the box "FOR" with an "X" and write the name of the individual on the line provided below for which you wish your vote withheld. To withhold your vote as to all nominees mark the box "Withheld" with an "X".

         -----------------------------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN
                                                      -----   -------   -------
         II.   The ratification of the appointment
               of KPMG Peat Marwick LLP as
               auditors for the Company for the        ___      ___       ___
               fiscal year ending June 30, 1998.      |___|    |___|     |___|

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

       The Board of Directors recommends a vote "FOR" the listed proposals.




          THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The stockholder may revoke this proxy by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

          The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated on or about September 26, 1997 and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997.




         Dated:  ________________________




        -------------------------            -------------------------
        PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


        -------------------------            ------------------------
        SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER



        Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer please give your full title. If shares are held jointly, each holder should sign.

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        PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                    THE ENCLOSED POSTAGE-PAID ENVELOPE
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